Exhibit 99.2

A phase 1b/2 study of rebastinib and paclitaxel in advanced/metastatic platinum-resistant ovarian cancer Erika P Hamilton1, Sanjay Goel2, Rebecca Arend3, Christina Chu4, Debra L Richardson5, Bradley Corr6, Veena John7, Filip Janku8, John L Hays9, Mary Michenzie10, William Reichmann10, Haroun Achour10, Matthew L Sherman10, Rodrigo Ruiz-Soto10, Cara Mathews11 1Sarah Cannon Research Institute/Tennessee Oncology, Nashville, TN, USA; 2Medical Oncology, Montefiore Medical Center, Bronx, NY, USA; 3Comprehensive Cancer Center, Experimental Therapeutics, University of Alabama at Birmingham, Birmingham, AL, USA; 4Division of Gynecologic Oncology, Fox Chase Cancer Center, Philadelphia, PA, USA; 5Gynecologic Oncology Department, Stephenson Cancer Center/University of Oklahoma/Sarah Cannon Research Institute, Oklahoma City, OK, USA; 6Division of Gynecologic Oncology, University of Colorado Denver, Denver, CO, USA; 7GYN Medical Oncology, Monter Cancer Center, New Hyde Park, NY, USA; 8Investigational Cancer Therapeutics, The University of Texas M. D. Anderson Cancer Center, Houston, TX, USA; 9Wexner Medical Center, The Ohio State University, Columbus, OH, USA; 10Deciphera Pharmaceuticals, LLC, Waltham, MA, USA; 11Women’s Oncology, Women and Infants Hospital of Rhode Island, Providence, RI, USA 728P Figure 2. Overall study design Figure 3. Patient disposition in PROC cohort Table 3. Best overall response from PROC cohort (mITT) Figure 5. PFS Kaplan-Meier curve for patients in the PROC cohort (mITT) Table 5. Summary of treatment-emergent AEs INTRODUCTION 100 ≥15% regardless of relatedness (N = 38) Starting dose rebastinib 100 mg BID PROC cohort (N = 34) Part 1 Part 2 (n = 10) Objective response rate 13 (38) 90 Median PFS Preferred term Any grade Grade 3 • Rebastinib is a first-in-class investigational, orally administered, potent, and Confirmed objective response rate 10 (29) Simon 2-stage design 9.1 months (90% CI 6.5, NE) selective inhibitor of the tunica interna endothelial cell kinase 2 (TIE2) kinase1 Decision to dose reduce rebastiniba 80 Best overall response Fatigue 22 (58) 3 (8) • TIE2 is the receptor for angiopoietins (ANG) 1 and 2, an important family of CR 1 (3) (%) Cohort 1: 70 Alopaecia 16 (42) 1 (3)a vascular growth factors, and are expressed on endothelial cells and Triple-negative Starting dose rebastinib 50 mg BID PR 12 (35) ival angiogenic macrophages, promoting the survival, maturation, and functional breast cancer (n = 28) SD 18 (53) 60 Oedema peripheral 15 (39) 2 (5) integrity of the vasculature; they play an important role in regulating tumour Rebastinib N = 24 PD 1 (3) surv 50 mg BID + If ≥5 responses are angiogenesis, invasiveness, and metastasis (Figure 1)2,3 No follow-up radiological assessment 2 (6) Dry mouth 14 (37) 0 2 a Cohort 2: observed from 18 ee 80 mg/m weekly paclitaxel a 50 Inflammatory patients, 15 Duration of response, months fr • Rebastinib binds potently into the switch pocket of TIE2, stabilising the RP2D breast cancer - Nausea 14 (37) 1 (3) 1 additional patients Safety population (n = 38) Median 5.5 n inhibitory switch and displacing the activation switch to block TIE2 signaling will be enrolled for 40 • Rebastinib 100 mg BID (n = 3) 90% CI 2.6, 7.4 each cohort ssio Peripheral sensory • There is a high unmet need for an effective therapy for heavily pretreated • Rebastinib dose reduced from 100 to 50 mg BID (n = 7) b 14 (37) 0 Enrolling in parallel Cohort 3: • Rebastinib 50 mg BID (n = 28) Clinical benefit rate (8 weeks) 30 (88) neuropathy 30 patients with advanced or metastatic platinum-resistant ovarian cancer competitive enrollment determination Platinum-resistant Clinical benefit rateb (16 weeks) 26 (76) If <5 responses, (PROC); in this setting, single-agent weekly paclitaxel provides a median ovarian cancer One patient had a best response of SD at day 42 (6 weeks) and is not counted as having clinical benefit at 8 weeks. rogre Constipation 12 (32) 0 discontinue P 4,5 aEstimated using Kaplan-Meier methods among 13 patients with objective response. Among 10 patients with confirmed objective responses, 20 progression-free survival (PFS) of approximately 3–4 months enrollment RP2D the median duration of response was 5.6 months (90% CI: 5.4–NE). Discontinued due to unrelated AE (n = 1)b bClinical benefit rate at 8 and 16 weeks was defined as overall response of CR, PR, or SD according to RECIST v1.1 at the 8- and 16-week Diarrhoea 12 (32) 2 (5) • This study is a 2-part open-label, phase 1b/2, multicentre study of rebastinib Cohort 4: response assessments, respectively. 10 Rebastinib N = 19 Withdrew consent (n = 1)b orally administered in combination with paclitaxel Endometrial cancer Data shown as n (%) unless indicated otherwise. Hypertension 12 (32) 100 mg BID + Did not meet eligibility criteria (n = 2)c CI, confidence interval; CR, complete response, mITT, modified intent-to-treat; PD, progressive disease; PR, partial response; PROC, platinum 3 (8) 80 mg/m2 weekly paclitaxela resistant ovarian cancer; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease. 0 • In Part 1, we observed encouraging antitumour activity of rebastinib in Abdominal pain 11 (29) 2 (5) combination with paclitaxel with 5 partial responses (PR) in 24 patients at Figure 4. (A) Best percent change from baseline in tumour size (mITT) 0 2 4 6 8 10 12 Cohort 5: rebastinib 50 mg twice daily (BID) and 3 PRs in 19 patients at rebastinib 100 Gynecological and (B) time on treatment for patients in the PROC cohort (safety) Number at risk: Months Muscular weakness 10 (26) 3 (8)b mITT population (n = 34) carcinosarcoma mg BID from a heavily pretreated heterogeneous patient population6 34 29 22 20 13 4 0 Stomatitis 10 (26) a 0 Decision to dose reduce to 50 mg BID due to observed reversible muscular weakness. b Number of events (%): 15 (44%) • Here, we summarise preliminary results of rebastinib in combination with Patients who discontinued due to withdrawal of consent or an unrelated AE were excluded because they did not have a postbaseline CI, confidence interval; mITT, modified intent-to-treat; NE, non-estimable; PFS, progression-free survival; PROC, platinum resistant ovarian cancer. assessment. Dyspnoea 9 (24) 1 (3) paclitaxel in patients with PROC from Part 2 of the study ClinicalTrials.gov: NCT03601897 cOf the 2 patients who did not meet eligibility criteria, 1 had non-measurable disease at baseline and the other did not have ovarian cancer. aPaclitaxel was administered weekly for 3 weeks followed by 1 week off treatment AE, adverse event; BID, twice daily; mITT, modified intent-to-treat; PROC, platinum resistant ovarian cancer. Safety BID, twice daily; RP2D, recommended phase 2 dose. Dizziness 8 (21) 0 Figure 1. Rebastinib mechanism of action Table 2. Baseline demographics and characteristics for patients in the • Most AEs reported were Grade ≤2 (Table 5) Table 1. Key inclusion and exclusion criteria for PROC cohort Hypomagnesaemia 8 (21) 0 PROC cohort • Four patients (11%) experienced 5 serious AEs at least possibly related to rebastinib: Grade 3 reversible muscular weakness (n = 2 [5%], occurred at 50 mg and 75 mg BID), Grade 2 Urinary tract infection 8 (21) 1 (3) Inclusion criteria PROC cohort (N = 38) constipation (n = 1; 3%), Grade 3 fatigue (n = 1; 3%), Grade 3 urinary tract infection (n = 1; Abdominal distension 7 (18) 0 • ≥18 years old 3%) • Histologically confirmed, recurrent epithelial ovarian, peritoneal or fallopian tube Age, years, median (min, max) 59.5 (36, 76) Anaemia 7 (18) 1 (3) carcinoma Table 4. Treatment duration and dose modifications in the PROC cohort Histology Decreased appetite 7 (18) 0 • Progressed or relapsed within 6 months after the completion of a platinum-containing PROC cohort High-grade serous 34 (89)a Hypokalaemia 7 (18) 1 (3) chemotherapy regimen (N = 38) — Patients who progressed during treatment or ≤1 month after the completion of the Mixed 2 (5) Vomiting 7 (18) 1 (3) Treatment duration (months), median (min, max) 6.5 (0.5, 15.4) first platinum-containing chemotherapy regimen (primary platinum refractory) are Endometrioid 1 (3) Interruption due to AE excluded Rebastinib 28 (74) Arthralgia 6 (16) 0 Seromucinous 1 (3) • ≤5 prior lines of systemic anticancer therapy Rebastinib (related) 16 (42) Cough 6 (16) 0 • If BRCA 1 or 2 alteration (germline or somatic), must have received prior PARP inhibitor BRCA+ 8 (21) Paclitaxel 23 (61) Dry eye 6 (16) 0 • Measurable disease per RECIST v1.1 Median number of prior regimens (min, max) 4 (2, 7) Dose reduction due to AE Rebastinib 8 (21) Headache 6 (16) 0 • ECOG Performance Status of ≤2 2–3 regimens 15 (39) Rebastinib (related) 8 (21) • Adequate organ function, bone marrow reserve, and cardiac function Nail discolouration 6 (16) 0 ≥4 regimens 23 (61) Paclitaxel 3 (8) Exclusion criteria Discontinuation of rebastinib due to AE 9 (24) Pain in extremity 6 (16) 1 (3) Prior therapy ANG-1, angiopoietin 1; ANG-2, angiopoietin 2; TIE2, tunica interna endothelial cell kinase 2. Discontinuation of rebastinib due to AE (related)a 7 (18) aGrade 3 alopecia is not in CTCAE, site queried and updated to Grade 2. • Prior anticancer therapy or other investigational therapy ≤28 days or 5x half-life prior to Paclitaxel 38 (100) aRebastinib-related AEs leading to discontinuation, at least possibly related to rebastinib: Grade 3 muscular weakness and Grade 3 fatigue (n = 1), Grade 1 bOne patient had Grade 3 muscular weakness that was considered related to rebastinib muscular weakness (n=1), Grade 2 vulvitis and Grade 2 priapism (n = 1), Grade 1 oedema peripheral (n = 2), Grade 2 oedema peripheral (n = 1), and retinal vein but was not entered as an SAE. This event occurred at 100 mg BID. the first dose of study drug, whichever is shorter Bevacizumab 33 (87) occlusion (n=1). AE, adverse event; BID, twice daily; CTCAE, common terminology criteria for adverse Data shown as n (%) unless indicated otherwise. events; SAE, serious AE. METHODS • Not recovered from toxicities from prior therapy to Grade 1 (or baseline) AE, adverse event; max, maximum; min, minimum; PROC, platinum resistant ovarian cancer. Anti-PARP 26 (68) • Grade >1 peripheral neuropathy (any etiology) • Part 1 enrolled adults with locally advanced/metastatic solid tumours into Other 8 (21) 1 of 2 rebastinib dose cohorts (50 or 100 mg BID) in combination with • Known active CNS metastases CONCLUSIONS • History or presence of clinically relevant cardiovascular abnormalities Prior surgery 37 (97) paclitaxel using a parallel cohort design to determine recommended dose • Known retinal neovascularisation, macular oedema, or macular degeneration for part 2 (Figure 2) Prior radiation 1 (3) • Part 2 of this study has 5 disease-specific cohorts (triple-negative breast BRCA, breast cancer gene, CNS, central nervous system; ECOG, Eastern Cooperative Oncology Group; PARP, poly adenosine diphosphate- a • Rebastinib demonstrated encouraging preliminary antitumour activity in combination with paclitaxel in heavily pretreated patients with Includes one patient whose histology was classified as “Other, high-grade serous”. ribose polymerase; PROC, platinum resistant ovarian cancer; RECIST, Response Evaluation Criteria in Solid Tumors. cancer, inflammatory breast cancer, PROC, endometrial cancer, and Data shown as n (%) unless indicated otherwise. advanced/metastatic PROC (all receiving platinum/taxane, 61% ≥4 prior anticancer regimens, 87% prior bevacizumab): BRCA, breast cancer gene; PARP, poly adenosine diphosphate-ribose polymerase; PROC, platinum resistant ovarian cancer. gynecological carcinosarcoma) (Figure 2) — The median PFS was 9.1 months • According to the Simon 2-stage design, if ≥5 responses are observed RESULTS — The ORR was 38% (confirmed + unconfirmed) and 29% (confirmed); the median duration of response was 5.5 months from 18 patients, the cohort will be expanded with 15 additional patients • In this analysis, 100% of patients received ≥2 lines of therapy; 61% of patients received ≥4 lines of therapy (Table 2) — The clinical benefit rate at 16 weeks (confirmed + unconfirmed) was 76% • Patients were treated with rebastinib (50 or 100 mg BID) in combination 2 Patient demographics and disposition • All patients received prior platinum/taxane chemotherapy and 87% of patients — A CA-125 response occurred in 19 of 26 patients (73%) with 80 mg/m intravenous weekly paclitaxel (day 1, day 8, and day 15 of repeated 28-day cycles) • In this analysis, 38 patients with PROC have initiated treatment with rebastinib and are received bevacizumab (Table 2) • The safety profile of rebastinib 50 mg BID in combination with paclitaxel was generally well tolerated • In this pr esentation, results are reported for patients with PROC with a in the safety population; 4 patients did not meet the criteria to be in the modified intent- Antitumour activity • The median PFS was promising when considering previously reported data for weekly paclitaxel monotherapy in the PROC setting data cut-off of June 22, 2021 to-treat population (mITT), resulting in 34 patients in the mITT population (Figure 3) (median PFS 3–4 months)4,5 • The ORR (confirmed + unconfirmed) was 38%; the clinical benefit rate (CBR) at 16 • Patients were evaluated for safety according to CTCAE v5.0, tumour — Of 38 patients, 10 patients were treated with rebastinib starting dose of 100 mg a weeks was 76% (Table 3) Patients with ≥1 postbaseline radiological assessment are shown (N = 32); plot includes confirmed and unconfirmed responses. response according to RECIST v1.1, and cancer antigen-125 (CA-125) BID (7 patients reduced to 50 mg BID) and 28 patients with rebastinib starting bDotted lines denote 30% decrease and 20% increase in tumour size cutoffs for PR and PD, respectively. • This updated safety and efficacy analysis supports further development of rebastinib 50 mg BID in combination with paclitaxel in 2 cOverall, 13 patients (34%) discontinued due to radiological PD, 9 patients (24%) discontinued due to an AE, 7 patients (18%) discontinued due previously treated patients with PROC response (at least 50% reduction of CA-125 levels confirmed and dose of 50 mg BID in combination with weekly paclitaxel 80 mg/m • CA-125 was evaluated in 26 patients; 19 (73%) had a CA-125 response to clinical PD, 2 patients (5%) chose to withdraw, and 1 patient (3%) died due to causes unrelated to rebastinib. AE, adverse event; CR, complete response; mITT, modified intent-to-treat; PD, progressive disease; PR, partial response; PROC, platinum maintained for at least 28 days) according to Gynecological Cancer • As of June 22, 2021, there were 6 patients on active treatment (Figure 4B) • The median PFS was 9.1 months (90% confidence interval, 6.5–NE; Figure 5) resistant ovarian cancer; SD, stable disease. Intergroup criteria Presented at the ESMO 2021 Congress Corresponding Author/Disclosure Acknowledgements References Corresponding Author: Erika P Hamilton (ehamilton@tnonc.com). This study was sponsored by Deciphera Pharmaceuticals, LLC (Waltham, MA). Medical writing and editorial 1) Harney AS, et al. Mol Cancer Ther. 2017;16:2486–501. 2) Thurston G, et al. Cold Spring Harb Perspect Med. 2012;2:a006550. 3) Mazzieri R, et al. Cancer Cell. 2011;19:512–26. 4) Poveda AM, et al. J Clin Dr. Hamilton is employed by Sarah Cannon Research Institute, Tennessee Oncology, LLC; acts in an advisory/consultancy role fo r AstraZeneca, Black Diamond, Boehringer Ingelheim, Daiichi Sankyo, Genentech/Roche, Lilly, Mersana, Novartis, Pfizer, Puma Biot echnology, and Silverback; receives accommodations from AstraZeneca, Clovis Oncology, Eisai, September 16–21, 2021 EMD Serono, Genentech/Roche, Lilly, Novartis, Pfizer, Tesaro, Amgen, Bayer, Bristol-Myers Squibb, Foundation Medicine, Genzyme, Guardant Health, Helsinn Therapeutics, HERON, Lexicon, Medivation, Merck, and Sysmex. Dr. Hamilton’s institution receives fun ding from AstraZeneca, Black Diamond, Boehringer Ingelheim, AbbVie, Acerta Pharma, Aravive, support were provided by Lauren Hanlon, PhD, of AlphaBioCom, LLC (King of Prussia, PA). Oncol. 2015;33:3836–38. 5) Pignata S, et al. Lancet Oncol. 2015;16:561–68. 6) Janku F, et al. Mol Cancer Ther. 2019;18(12_suppl):B055. ArQule, Arvinas, BerGenBio, Clovis Oncology, Compugen, Curis, CytomX Therapeutics, Daiichi Sankyo, Deciphera, eFFECTOR Therap eutics, Eisai, EMD Serono, Fochon, Fujifilm, G1 Therapeutics, Genentech/Roche, H3 Biomedicine, Harpoon, Hutchison MediPharma, Im munomedics, InventisBio, Karyopharm Therapeutics, Leap Therapeutics, Lilly, Lycera, Macrogenics, MedImmune, Medivation, Mersana, Merus, Millennium, Molecular Templates, Novartis, Nucana, OncoMed, Orinove, Pfiz er, Puma Biotechnology, Radius Health, Regeneron, Rgenix, Seattle Genetics, Sermonix Pharmaceuticals, Silverback, Stem CentRx, Sy ros Pharmaceuticals, Taiho Pharmaceutical, Takeda, TapImmune Inc., Tesaro, Torque, Unum Therapeutics, Verastem, Zenith Epigenetics, and Zymeworks.